EXHIBIT 99.1


NAME AND ADDRESS OF REPORTING PERSON:

                     Providence Equity Partners IV, LLC
                     50 Kennedy Plaza
                     Providence, RI 02903

ISSUER NAME AND TICKER OR TRADING SYMBOL:

                     Warner Music Group Corp. (WMG)

DATE OF EVENT REQUIRING STATEMENT:

                     May 10, 2005

Explanation of Responses:
-------------------------

           This Form 3 is filed by Providence Equity Partners IV, LLC, Providence Equity GP IV L.P. and Providence Equity Partners IV LP (each a "Reporting Person").

                                                    Amount of                  Ownership
                                                    Securities                   Form:
                                                   Beneficially              Direct (D) or                 Nature of Indirect
          Reporting Person                            Owned                   Indirect (I)                Beneficial Ownership
          ----------------                            -----                   ------------                --------------------
  Providence Equity Partners IV LP              12,863,899.8512535                 D
  Providence Equity GP IV L.P.                  12,905,390.6860806                 I                               (1)
  Providence Equity Partners IV, LLC            12,905,390.6860806                 I                               (2)
  Glenn M. Creamer                              12,905,930.6860806                 I                               (3)
  Paul J. Salem                                 12,905,930.6860806                 I                               (3)



(1) Includes shares owned by Providence Equity Partners IV LP and Providence Equity Operating Partners IV LP (together, the "Funds"). Providence Equity GP IV L.P. is the general partner of the Funds.
(2) Includes shares owned by the Funds. Providence Equity Partners IV, LLC is the general partner of Providence Equity GP IV L.P.
(3) Includes shares owned by the Funds. Messrs. Creamer and Salem are Members of Providence Equity Partners IV, LLC.

Each Reporting Person disclaims beneficial ownership of all indirectly owned securities reported on this Form in excess of such Reporting Person's pecuniary interest therein.

                             JOINT FILER INFORMATION



NAME:         Providence Equity Partners IV, LLC

ADDRESS:      50 Kennedy Plaza
              Providence, RI 02903

ISSUER AND TICKER SYMBOL:  Warner Music Group Corp. (WMG)

DATE OF EVENT REQUIRING STATEMENT:  May 10, 2005

RELATIONSHIP OF REPORTING PERSONS TO ISSUER:  10% owner


SIGNATURE:   Providence Equity Partners IV, LLC

             By: /s/ Jonathan M. Nelson
                 --------------------------
                 Jonathan M. Nelson
                 Member



Dated: May 10, 2005

                             JOINT FILER INFORMATION



NAME:      Providence Equity GP IV L.P.

ADDRESS:   50 Kennedy Plaza
           Providence, RI 02903

ISSUER AND TICKER SYMBOL:  Warner Music Group Corp. (WMG)

DATE OF EVENT REQUIRING STATEMENT:  May 10, 2005

RELATIONSHIP OF REPORTING PERSONS TO ISSUER:  10% owner


SIGNATURE:   Providence Equity GP IV L.P.

             By: Providence Equity Partners IV, LLC, its General Partner

             By: /s/ Jonathan M. Nelson
                 --------------------------
                 Jonathan M. Nelson
                 Member



Dated: May 10, 2005

                             JOINT FILER INFORMATION



NAME:      Providence Equity Partners IV LP

ADDRESS:   50 Kennedy Plaza
           Providence, RI 02903

ISSUER AND TICKER SYMBOL:  Warner Music Group Corp. (WMG)

DATE OF EVENT REQUIRING STATEMENT:  May 10, 2005

RELATIONSHIP OF REPORTING PERSONS TO ISSUER:  10% owner


SIGNATURE:   Providence Equity Partners IV LP

             By: Providence Equity GP IV L.P., its General Partner

             By: Providence Equity Partners IV, LLC, its General Partner

             By: /s/ Jonathan M. Nelson
                 --------------------------
                 Jonathan M. Nelson
                 Member



Dated: May 10, 2005

                             JOINT FILER INFORMATION



NAME:      Glenn M. Creamer

ADDRESS:   c/o Providence Equity Partners IV, LLC
           50 Kennedy Plaza
           Providence, RI 02903

ISSUER AND TICKER SYMBOL:  Warner Music Group Corp. (WMG)

DATE OF EVENT REQUIRING STATEMENT:  May 10, 2005

RELATIONSHIP OF REPORTING PERSONS TO ISSUER:  10% owner


SIGNATURE:

             By: /s/ Glenn M. Creamer
                 ------------------------
                 Glenn M. Creamer



Dated: May 10, 2005

                             JOINT FILER INFORMATION



NAME:      Paul J. Salem

ADDRESS:   c/o Providence  Equity Partners IV, LLC
           50 Kennedy Plaza
           Providence, RI 02903

ISSUER AND TICKER SYMBOL:  Warner Music Group Corp. (WMG)

DATE OF EVENT REQUIRING STATEMENT:  May 10, 2005

RELATIONSHIP OF REPORTING PERSONS TO ISSUER:  10% owner


SIGNATURE:

           By: /s/ Paul J. Salem
               ---------------------
               Paul J. Salem



Dated: May 10, 2005